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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        ------------------------------

                                  FORM 8-K/A
                      AMENDMENT NO. 1 TO CURRENT REPORT

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported)
                               October 24, 2000
                               ----------------




                         STURM, RUGER & COMPANY, INC.
                         ----------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

                 001-10435                               06-0633559
                 --------------------------------------------------
        (Commission File Number)         (IRS Employer Identification Number)


                One Lacey Place, Southport, Connecticut 06490
                ---------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code (203) 259-7843
                                                         --------------


                              Page 1 of 8 pages

                       Exhibit Index located on page 4



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                  Sturm, Ruger & Company, Inc. hereby amends Item 7 of its
Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2000, to read in its entirety as follows:


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)      Exhibits


     99.1         Press Release of Sturm, Ruger & Company, Inc. dated October
                  24, 2000.





                              Page 2 of 8 pages

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                                  SIGNATURES

                      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STURM, RUGER & COMPANY, INC.

                                  By: /s/ Erle G. Blanchard
                                     --------------------------------------
                                      Name: Erle G. Blanchard
                                      Title: Vice President




Date: November 16, 2000



                              Page 3 of 8 pages


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                                EXHIBIT INDEX


     99.1             Press Release of Sturm, Ruger & Company, Inc. dated
                      October 24, 2000.




                              Pages 4 of 8 pages